August  30,  2000

HIGHLY  CONFIDENTIAL
--------------------

Leveraged  Incentive  Plan  Participants

            DEFERRAL OF POTENTIAL 1998 LEVERAGED INCENTIVE PLAN AWARD

As a participant in the 1998 Leveraged Incentive Plan (LIP), you may defer, with the approval of management, any 1998 LIP award which may be payable at the end of fiscal year 2001.

Elections to defer must be made sufficiently in advance of the determination of the amount of the LIP award in order to effect the deferral for Federal and State income tax purposes. (PLEASE NOTE THAT DEFERRED LIP AWARDS WILL BE SUBJECT TO MEDICARE HI TAXES.) Deferrals of 1998 Leveraged Incentive Plan
awards can be made into any of the fund options available in the Deferred Compensation Plan for Key Employees. See enclosed Deferred Compensation Plan Prospectus which details the provisions of those fund options. Please note
Attachment  2,  Factors  to  Consider,  for  additional  information.

If the peer group performance described in the plan is met and the Peer Group Award becomes payable, the Peer Group Award will be mandatorily deferred for all Plan participants in Ralston Purina stock equivalents in the Ralston Purina Equity Fund.

NO COMPANY MATCH WILL BE PROVIDED FOR ANY LIP AWARD DEFERRALS INTO THE EQUITY FUND.

In making your election, please carefully review the attached Deferred Compensation Plan Prospectus and the Factors to Consider. Keep in mind that YOUR ELECTION MAY NOT BE CHANGED even if circumstances, such as your personal financial situation, interest rates, or the price of or dividends on Ralston Common Stock change in the future.

REQUEST  FOR  DEFERRAL
----------------------

PLEASE RETURN ONE COPY OF THE ELECTION FORM (ATTACHMENT 3) BY SEPTEMBER 30, 2000 WHETHER OR NOT YOU WISH TO REQUEST A DEFERRAL. --------------------------------------------- A duplicate form is attached for your records. Your election must be received by the Compensation Department no later than September 30, 2000 or you will not be eligible to defer any 1998 Leveraged Incentive Plan award payable on September 30, 2001. The deferral of the 1998 LIP award is at the discretion of management and is subject to its approval.

If  you  have  any  questions,  please  call  me  at  extension  5889.




                                                 Pat  Robbins
Attachments

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August  30,  2000         FACTORS  TO  CONSIDER                   ATTACHMENT 2
--------------------------------------------------------------------------------

Under current Federal and State income tax laws, you will not be taxed on any deferral amounts or any earnings on those deferral amounts until you actually receive payments of cash. At that time, amounts received would be taxed as ordinary income in the year received. If you are subject to the income tax laws of a foreign country, you should consult your personal tax advisor regarding the proper tax treatment.

All wages, without limit, and whether or not deferred, are subject to the Medicare Hospital Insurance (HI) Tax of 1.45% (a component of FICA). Since deferred compensation is subject to the HI Tax, THE HI TAX ATTRIBUTABLE TO ANY PORTION OF THE LIP AWARD YOU ELECT TO DEFER WILL BE WITHHELD FROM YOUR DECEMBER 2001 PAYCHECK.

The Purina Retirement Plan definition of "final average earnings" includes deferred compensation. Therefore, under the terms of that plan, your pension will be calculated to include deferred compensation, subject to the overall IRS plan compensation limit of $170,000. LIP awards that are not deferred will also be included in the definition of "final average earnings". Both deferred and non-deferred LIP awards are also included in the definition of "final average earnings" for purposes of the Supplemental Retirement Plan, if you are eligible to participate in that Plan.

If you are a participant in the Savings Investment Plan (SIP), amounts deferred will not be included in your compensation for purposes of computing your SIP
      ---
contribution or the Company matching contribution. Please note, however, that your SIP contributions are deducted from the Short-Term Prime Rate cash payment made in January to active participants. The Executive SIP, however, does take into account any compensation that is subject to a MANDATED, rather than an elective, deferral.

In evaluating the Ralston Purina Equity Fund, consider the length of time your investment in stock equivalents subjects your deferral to market risks. Also consider long-range economic and political conditions, the prospects of the business underlying the stock, and whether the Company will be willing and able to declare and pay dividends to create dividend equivalents.

The Prime Rate Fund will credit interest equivalents on your deferred amounts daily based on the average of the close of business prime rates. These equivalents may vary substantially depending on changes in interest rates.

The Vanguard measurement funds offer flexibility and generally mirror the SIP funds. These funds are used for measurement purposes only. Your account will be credited with investment returns based on these funds but will be reflected as a bookkeeping entry only and will not represent an actual investment made on your behalf. Again, consider all the factors above before selecting a deferral into one of these funds.

With the exception of any peer group awards which are mandatorily deferred, transfers are available to any of the funds. Transfers can be made at any time by contacting Compensation Resource Group (CRG). For more information, you may contact CRG at 1-800-405-0911.

Benefits  under  The  Deferred Compensation Plan for Key Employees are unfunded.
In considering the options, you should note that your right to receive distributions from the Plan is that of a general creditor of Ralston Purina Company.

Consider your deferral participation carefully and consult your personal advisor if you have any questions. Please refer to the enclosed Deferred Compensation Plan Prospectus for more details.

YOUR  ELECTION  TO  DEFER  MAY  NOT  BE  CHANGED  FOR  ANY  REASON.
-------------------------------------------------------------------

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                         LEVERAGED INCENTIVE PLAN (LIP)
AUGUST  30,  2000             DEFERRAL  ELECTION                  ATTACHMENT  3
--------------------------------------------------------------------------------

Please submit my request as follows with respect to the 1998 Leveraged Incentive Plan (LIP) award which may become payable to me as of September 30, 2001:




CHECK  ONE  BOX  BELOW:


______     NO DEFERRAL   Check  here if you do not wish to defer any portion of
                         any 1998  LIP  cash  incentive  award.
                         Ignore items 1) 2) and 3) and proceed to bottom section.

______     DEFERRAL      Check  here  if you wish to defer any portion of any
                         1998 LIP  cash  incentive  award.
                         Complete items 1) 2) and 3) and the bottom section.

     1)     FILL  IN  ONE  BLANK  ONLY:

          Defer _______% OR

          Defer all up to $_____________ OR

          Defer all in excess of $___________

     2) I elect to receive ______% of my LIP deferral amount as a short-term payout in January, 2002 with interest calculated under the terms of the Prime Rate Fund, payable in lump sum. IF YOU CHOOSE TO DEFER 100% OF YOUR ELIGIBLE
                                    --------------------------------------------
LIP  AWARD  SHORT  TERM,  DO  NOT  COMPLETE  ITEM  #3.
  ----------------------------------------------------

I elect to receive _____% of my LIP deferral amount as an intermediate-term payout in January, _____ (indicate any year beginning in 2004 or later), payable in lump sum.

I  elect  to  receive  _____% of my LIP deferral amount as a retirement payment.

     3) Please allocate the amount indicated in item 1) above to the following account(s):

            ______%  RALSTON  PURINA     ______%  VANGUARD
                       EQUITY FUND                 INTERNATIONAL GROWTH FUND

            ______%  PRIME RATE FUND     ______%  VANGUARD LIFESTRATEGY
                                                   INCOME  FUND

            ______%  VANGUARD            ______%  VANGUARD LIFESTRATEGY
                      WELLINGTON FUND              CONSERVATIVE GROWTH FUND

            ______%  VANGUARD 500 INDEX  ______%  VANGUARD LIFESTRATEGY
                       FUND                        MODERATE GROWTH FUND

            ______%  VANGUARD WINDSOR    ______%  VANGUARD LIFESTRATEGY
                      II FUND                      GROWTH FUND

            ______%  VANGUARD SMALL-CAP  100%
                        INDEX  FUND      ---


                   THERE  IS  NO  COMPANY  MATCH  ON  ANY  LIP  DEFERRAL
                   -----------------------------------------------------

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I UNDERSTAND THAT ANY DECISION REGARDING ANY 1998 LIP CASH INCENTIVE AWARD THAT
MAY BE PAID TO ME AS OF SEPTEMBER 30, 2001 OR DEFERRED FOR FUTURE PAYMENT IS AT THE DISCRETION OF MANAGEMENT AND THE HUMAN RESOURCES COMMITTEE. I FURTHER UNDERSTAND THAT AN ELECTION TO DEFER, ONCE MADE, IS IRREVOCABLE.
                                                             ------------


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Social  Security  Number             Signature


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Today's Date                         Name (Type  or  Print)


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Department                           Office  Location           Extension


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Home  Street  Address                City        State                Zip


          RETURN TO COMPENSATION DEPARTMENT  - 1A, ST. LOUIS, MO
                  NO LATER THAN SEPTEMBER 30, 2000